UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2003

Date of Report (Date of earliest event reported)

U.S.I. Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 California Street, 24th Floor

San Francisco, California 94111

(Address of principal executive offices)

(415) 983-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

On October 8, 2003, U.S.I. Holdings Corporation, a Delaware corporation, issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.    The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release dated October 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2003

U.S.I. HOLDINGS CORPORATION

By:	/s/ ERNEST J. NEWBORN
	Name: Title:	Ernest J. Newborn, II Senior Vice President, General Counsel and Secretary